EXHIBIT 4.1


                          H.J. HEINZ FINANCE COMPANY,
                                                      As Issuer

                                      AND

                              H.J. HEINZ COMPANY,
                                                      As Guarantor

                                       TO

                        BANK ONE, NATIONAL ASSOCIATION,
                                                      As Trustee






                                 --------------

                                   Indenture

                            Dated as of July 6, 2001

                                 --------------

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                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
PARTIES.....................................................................  1
RECITALS OF THE COMPANY.....................................................  1


                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.       Definitions:.............................................  1
                   Act......................................................  2
                   Affiliate................................................  2
                   Agent Member.............................................  2
                   Applicable Procedures....................................  2
                   Authenticating Agent.....................................  2
                   Board of Directors.......................................  2
                   Board Resolution.........................................  2
                   Business Day.............................................  2
                   Capital Stock............................................. 2
                   Clearstream............................................... 2
                   Commission...............................................  2
                   Company..................................................  3
                   Company Request; Company Order...........................  3
                   Comparable Treasury Issue................................  3
                   Comparable Treasury Price................................  3
                   Consolidated Net Assets..................................  3
                   Corporate Trust Office...................................  3
                   Corporation..............................................  3
                   Covenant Defeasance......................................  3
                   Defaulted Interest.......................................  3
                   Depositary...............................................  3
                   DTC......................................................  3
                   Euroclear................................................  3
                   Event of Default.........................................  3
                   Exchange Act.............................................  3
                   Exchange Offer...........................................  3
                   Exchange Registration Statement..........................  4
                   Exchange Security........................................  4
                   Expiration Date..........................................  4
                   Global Security..........................................  4
                   Guarantee................................................  4
                   guarantee................................................  4
                   Guarantor................................................  4
                   Holder...................................................  4

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                   Indenture................................................  4
                   Interest Payment Date....................................  4
                   Investment Company Act...................................  4
                   Maturity.................................................  5
                   Notice of Default........................................  5
                   Officer's Certificate....................................  5
                   Opinion of Counsel.......................................  5
                   Original Security........................................  5
                   Outstanding..............................................  5
                   Paying Agent.............................................  6
                   Person...................................................  6
                   Place of Payment.........................................  6
                   Predecessor Security.....................................  6
                   Principal Property.......................................  6
                   Purchasers...............................................  6
                   QIB......................................................  6
                   Redemption Date..........................................  7
                   Redemption Price.........................................  7
                   Reference Treasury Dealer................................  7
                   Reference Treasury Dealer Quotation......................  7
                   Registered Securities....................................  7
                   Registration Default.....................................  7
                   Registration Rights Agreement............................  7
                   Regular Record Date......................................  7
                   Regulation S.............................................  7
                   Regulation S Certificate.................................  7
                   Regulation S Global Security.............................  7
                   Regulation S Legend......................................  7
                   Regulation S Securities..................................  7
                   Remaining Scheduled Payments.............................  7
                   Resale Registration Statement............................  7
                   Restricted Global Security...............................  7
                   Restricted Period........................................  7
                   Restricted Securities....................................  8
                   Restricted Securities Certificate........................  8
                   Restricted Securities Legend.............................  8
                   Restricted Subsidiary....................................  8
                   Rule 144A................................................  8
                   Rule 144A Securities.....................................  8
                   Securities...............................................  8
                   Securities Act...........................................  8
                   Securities Act Legend....................................  8
                   Security Register and Security Registrar.................  8
                   Special Interest.........................................  8
                   Special Record Date......................................  8
                   Stated Maturity..........................................  8
                   Subsidiary...............................................  8
                   Treasury Rate............................................  9


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                   Trust Indenture Act......................................  9
                   Trustee..................................................  9
                   Unrestricted Global Security.............................  9
                   Unrestricted Securities..................................  9
                   Vice President...........................................  9
                   Voting Stock.............................................  9
SECTION 102.       Compliance Certificates and Opinions.....................  9
SECTION 103.       Form of Documents Delivered to Trustee................... 10
SECTION 104.       Acts of Holders; Record Dates............................ 10
SECTION 105.       Notices, Etc., to Trustee, Company and Guarantor......... 12
SECTION 106.       Notice to Holders; Waiver................................ 12
SECTION 107.       Conflict with Trust Indenture Act........................ 13
SECTION 108.       Effect of Headings and Table of Contents................. 13
SECTION 109.       Successors and Assigns................................... 13
SECTION 110.       Separability Clause...................................... 13
SECTION 111.       Benefits of Indenture.................................... 13
SECTION 112.       Governing Law............................................ 13
SECTION 113.       Legal Holidays........................................... 13


                                  ARTICLE TWO
                                 SECURITY FORMS

SECTION 201.       Forms Generally.......................................... 14
SECTION 202.       Form of Face of Security................................. 15
SECTION 203.       Form of Reverse of Security.............................. 20
SECTION 204.       Form of Legend for Securities............................ 25
SECTION 205.       Form of Trustee's Certificate of Authentication.......... 26
SECTION 206.       Form of Guarantee........................................ 26


                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 301.       Amount Unlimited; Issuable in Series..................... 29
SECTION 302.       Denominations............................................ 31
SECTION 303.       Execution, Authentication, Delivery and Dating........... 31
SECTION 304.       Temporary Securities..................................... 33
SECTION 305.       Registration, Registration of Transfer and Exchange;
                           Certain Transfers and Exchanges.................. 33
SECTION 306.       Mutilated, Destroyed, Lost and Stolen Securities......... 37
SECTION 307.       Payment of Interest; Interest Rights Preserved........... 38
SECTION 308.       Persons Deemed Owners.................................... 39
SECTION 309.       Cancellation............................................. 39
SECTION 310.       Computation of Interest.................................. 39


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                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.       Satisfaction and Discharge of Indenture.................. 39
SECTION 402.       Application of Trust Money............................... 40


                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501.       Events of Default........................................ 41
SECTION 502.       Acceleration of Maturity; Rescission and Annulment....... 42
SECTION 503.       Collection of Indebtedness and Suits for
                          Enforcement by Trustee............................ 43
SECTION 504.       Trustee May File Proofs of Claim......................... 43
SECTION 505.       Trustee May Enforce Claims Without Possession
                          of Securities..................................... 44
SECTION 506.       Application of Money Collected........................... 44
SECTION 507.       Limitation on Suits...................................... 44
SECTION 508.       Unconditional Right of Holders to Receive Principal,
                          Premium and Interest.............................. 45
SECTION 509.       Restoration of Rights and Remedies....................... 45
SECTION 510.       Rights and Remedies Cumulative........................... 45
SECTION 511.       Delay or Omission Not Waiver............................. 46
SECTION 512.       Control by Holders....................................... 46
SECTION 513.       Waiver of Past Defaults.................................. 46
SECTION 514.       Undertaking for Costs.................................... 46
SECTION 515.       Waiver of Usury, Stay or Extension Laws.................. 47


                                  ARTICLE SIX
                                  THE TRUSTEE

SECTION 601.       Certain Duties and Responsibilities...................... 48
SECTION 602.       Notice of Defaults....................................... 48
SECTION 603.       Certain Rights of Trustee................................ 48
SECTION 604.       Not Responsible for Recitals or Issuance of Securities... 49
SECTION 605.       May Hold Securities...................................... 49
SECTION 606.       Money Held in Trust...................................... 49
SECTION 607.       Compensation and Reimbursement........................... 50
SECTION 608.       Conflicting Interests.................................... 50
SECTION 609.       Corporate Trustee Required; Eligibility.................. 50
SECTION 610.       Resignation and Removal; Appointment of Successor........ 51
SECTION 611.       Acceptance of Appointment by Successor................... 52
SECTION 612.       Merger, Conversion, Consolidation or Succession
                          to Business....................................... 53


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SECTION 613.       Preferential Collection of Claims Against Company........ 53
SECTION 614.       Appointment of Authenticating Agent...................... 53


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.       Company to Furnish Trustee Names and Addresses
                          of Holders........................................ 55
SECTION 702.       Preservation of Information; Communications
                          to Holders........................................ 55
SECTION 703.       Reports by Trustee....................................... 56
SECTION 704.       Reports by Company and Guarantor......................... 56


                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.       Company or Guarantor May Consolidate, Etc., Only on
                          Certain Terms..................................... 56
SECTION 802.       Successor Substituted.................................... 57


                                  ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

SECTION 901.       Supplemental Indentures Without Consent of Holders....... 57
SECTION 902.       Supplemental Indentures with Consent of Holders.......... 58
SECTION 903.       Execution of Supplemental Indentures..................... 59
SECTION 904.       Effect of Supplemental Indentures........................ 59
SECTION 905.       Reference in Securities to Supplemental Indentures....... 60


                                  ARTICLE TEN
                                   COVENANTS

SECTION 1001.      Payment of Principal, Premium and Interest............... 60
SECTION 1002.      Maintenance of Office or Agency.......................... 60
SECTION 1003.      Money for Securities Payments to Be Held in Trust........ 60
SECTION 1004.      Restrictions on Secured Debt............................. 61
SECTION 1005.      Statement by Officer as to Default....................... 63
SECTION 1006.      Existence................................................ 63
SECTION 1007.      Maintenance of Properties................................ 63


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SECTION 1008.      Payment of Taxes and Other Claims........................ 64
SECTION 1009.      Waiver of Certain Covenants.............................. 64
SECTION 1010.      Registration Rights...................................... 64


                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.      Applicability of Article................................. 64
SECTION 1102.      Election to Redeem; Notice to Trustee.................... 64
SECTION 1103.      Selection by Trustee of Securities to Be Redeemed........ 65
SECTION 1104.      Notice of Redemption..................................... 65
SECTION 1105.      Deposit of Redemption Price.............................. 66
SECTION 1106.      Securities Payable on Redemption Date.................... 66
SECTION 1107.      Securities Redeemed in Part.............................. 67


                                 ARTICLE TWELVE
                                 SINKING FUNDS

SECTION 1201.      Applicability of Article................................. 67
SECTION 1202.      Satisfaction of Sinking Fund Payments with Securities.... 67
SECTION 1203.      Redemption of Securities for Sinking Fund................ 67


                                ARTICLE THIRTEEN
                          GUARANTEE OF THE SECURITIES

SECTION 1301.      Guarantee................................................ 68
SECTION 1302.      Execution and Delivery of Guarantee...................... 69
SECTION 1303.      Obligations of the Guarantor Unconditional............... 69
SECTION 1304.      Waivers.................................................. 71
SECTION 1305.      Waiver of Subrogation and Contribution................... 72
SECTION 1306.      Certain Agreements....................................... 72
SECTION 1307.      No Waiver; Cumulative Remedies........................... 73
SECTION 1308.      Continuing Guarantee..................................... 73


                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.      Company's Option to Effect Defeasance or Covenant
                   Defeasance............................................... 74
SECTION 1402.      Defeasance and Discharge................................. 74
SECTION 1403.      Covenant Defeasance...................................... 74
SECTION 1404.      Conditions to Defeasance or Covenant Defeasance.......... 75


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SECTION 1405.      Deposited Money and U.S. Government Obligations
                   to Be Held in Trust; Miscellaneous Provisions............ 76
SECTION 1406.      Reinstatement............................................ 77


TESTIMONIUM................................................................. 78
SIGNATURES AND SEALS........................................................ 79
ACKNOWLEDGEMENTS............................................................ 79

Annex  A  -  Form of Regulation S Certificate ..............................A-1
Annex  B  -  Form of Restricted Securities Certificate......................B-1
Annex  C  -  Form of Unrestricted Securities Certificate ...................C-1


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         INDENTURE, dated as of July 6, 2001 among H.J. Heinz Finance Company, a corporation duly organized under the laws of the State of Delaware (herein called the "Company"), H. J. Heinz Company, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Guarantor"), and Bank One, National Association, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").

                            Recitals of the Company

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         The Guarantor desires to guarantee irrevocably and unconditionally the payment of the principal of, premium, if any, and any interest on, and any other amount due under, this Indenture and the Securities, as the same shall become due in accordance with the terms of this Indenture and the Securities pursuant to the Guarantee provided in this Indenture and endorsed on the Securities, and to provide therefore has duly authorized the execution and delivery of the Guarantee and this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

Now, Therefore, This Indenture Witnesseth:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;


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         (4) unless the context otherwise requires, any reference to an

         "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of Euroclear, Clearstream and the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means either the board of directors of the Company or the Guarantor or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Capital Stock", as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

         "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

         "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this


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instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman of the Board, its President, a Vice President, its Treasurer, its Secretary, an Assistant Secretary, or an Assistant Treasurer and delivered to the Trustee.

         "Comparable Treasury Issue" has the meaning set forth in the form of Security contained in Section 203.

         "Comparable Treasury Price" has the meaning set forth in the form of Security contained in Section 203.

         "Consolidated Net Assets" means total assets after deducting therefrom all current liabilities as set forth on the most recent balance sheet of the Guarantor and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Global Corporate Trust Services, except for purposes of Section 1002, if required with respect to a series of Securities, such term shall mean the office or agency of the Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at 14 Wall Street, Eighth Floor, New York, New York 10005.

         "Corporation" means a corporation, association, company, LLC, joint-stock company or business trust.

         "Covenant Defeasance" has the meaning specified in Section 1403.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1202.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

         "DTC" means The Depository Trust Company.

         "Euroclear" means the Euroclear System (or any successor securities clearing agency).

         "Event of Default" has the meaning specified in Section 501.


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         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Exchange Offer" has the meaning set forth in the form of Security contained in Section 202.

         "Exchange Registration Statement" has the meaning set forth in the form of Security contained in Section 202.

         "Exchange Security " means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

         "Expiration Date" has the meaning specified in Section 104.

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Guarantee" means the irrevocable and unconditional guarantee of the Securities by the Guarantor, as contained in Article Thirteen of this Indenture and endorsed on the Securities.

         "guarantee" by any Person means the obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

         "Guarantor" means H.J. Heinz Company, and its respective Successors, if any, who becomes a Successor pursuant to Section 801.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.


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          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Maturity" when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, tender for purchase by the Company, or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4).

         "Officer's Certificate" of the Company means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary, or an Assistant Treasurer of the Company, and delivered to the Trustee.

         "Officer's Certificate" of the Guarantor means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary, or an Assistant Treasurer of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Original Security" means any Security, other than an Exchange Security, that is entitled to the benefits of a Registration Rights Agreement.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization,


                                      -5-
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direction, notice, consent, waiver or other action hereunder as of any date,
(A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

         "Person" means any individual, Corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of or Redemption Price, and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means any manufacturing or processing plant or warehouse owned at the date hereof or hereafter acquired by the Guarantor or any Restricted Subsidiary of the Guarantor which is located within the United States and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Assets, other than (i) any such manufacturing or processing plant or warehouse or any portion thereof (together with the land on which it is erected and fixtures comprising a part thereof) which is financed by industrial development bonds which are tax exempt pursuant to Section 103 of the Internal Revenue Code (or which receive similar tax treatment under any subsequent amendments thereto or any successor laws thereof or under any other similar statute of the United States), (ii) any property which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Guarantor as an


                                      -6-
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entirety or (iii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.

         "Purchasers" means the initial purchasers from the Company of Securities being sold pursuant to Rule 144A.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Treasury Dealer" has the meaning set forth in the form of Security contained in Section 203.

         "Reference Treasury Dealer Quotation" has the meaning set forth in the form of Security contained in Section 203.

         "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

         "Registration Default" has the meaning set forth in the form of Security contained in Section 202.

         "Registration Rights Agreement" has the meaning specified in the form of security in Section 202.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

         "Regulation S Global Security" has the meaning specified in Section
201.

         "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in accordance with Section 202 to be placed upon each Regulation S Security".

         "Regulation S Securities" means all Securities required pursuant to
Section 305(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

         "Remaining Scheduled Payments" has the meaning set forth in the form of Security contained in Section 203.

         "Resale Registration Statement" has the meaning set forth in the form of Security contained in Section 202.

         "Restricted Global Security" has the meaning specified in Section 201.

         "Restricted Period" means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities.

         "Restricted Securities" means all Securities required pursuant to
Section 305(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

         "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in accordance with Section 202 to be placed upon each Restricted Security.

         "Restricted Subsidiary" means a Subsidiary of the Guarantor (i) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States and (ii) which owns a Principal Property.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A Securities" means the Securities purchased by the Purchasers from the Company pursuant to Rule 144A.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Interest" has the meaning set forth in the form of Security contained in Section 202.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or any installment of principal or interest is due and payable.

         "Subsidiary" means any Corporation or limited partnership more than 50% of the outstanding voting stock or partnership interest of which is owned, directly or indirectly, by the Guarantor or by one or more other Subsidiaries, or by the Guarantor and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Treasury Rate" has the meaning set forth in the form of Security contained in Section 203.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Unrestricted Global Security" has the meaning specified in Section
201.

         "Unrestricted Securities" has the meaning specified in Section 201.

         "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means Capital Stock of a Corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have power upon the occurrence of any contingency).

SECTION 102.      Compliance Certificates and Opinions.

         Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1005) shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders; Record Dates.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the Company party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Trustee and the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.      Notices, Etc., to Trustee, Company and Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Global Corporate Trust Services, or

         (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to it at the address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

SECTION 106.      Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.      Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      Successors and Assigns.

         All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 110.      Separability Clause.

         In case any provision in this Indenture or in the Securities or the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      Benefits of Indenture.

         Except to the extent otherwise expressly provided in the form of Security or Form of Guarantee for any series, nothing in this Indenture, in the Guarantee or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      Governing Law.

         This Indenture, the Guarantee and the Securities shall be governed by and construed in accordance with the law of the State of New York.

SECTION 113.      Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                  ARTICLE TWO
                                 SECURITY FORMS

SECTION 201.      Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution, Officer's Certificate delivered pursuant to
Section 303 or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         Definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities that are Global

Securities other than a Regulation S Global Security, are collectively herein called the "Restricted Global Security".

         Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Clearstream. Such Global Securities, together with their Successor Securities that are Global Securities other than a Restricted Global Security, are collectively herein called a "Regulation S Global Security". After such time as the Restricted Period shall have terminated, such Global Securities shall be referred to herein collectively as the "Unrestricted Global Securities". The aggregate principal amount of the Regulation S Global Security or the Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the U.S. Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Restricted Global Security, as hereinafter provided. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that the Initial Purchasers advise the Company and the Trustee is the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and
(ii) the Closing Date. The Regulation S Global Security, the Unrestricted Global Security and all other Securities that are not Restricted Securities shall collectively be referred to herein as the "Unrestricted Securities." The Company, the Guarantor, the Trustee and either of their Agents shall not be responsible for any acts or omissions of a Depository, for any depository records of beneficial ownership interests or for any transactions between the Depository and beneficial owners.

SECTION 202.      Form of Face of Security.

       [Insert any legend required by Section 204.]

                          H. J. Heinz FINANCE Company

                            o% Guaranteed Note due o
                 Unconditionally and irrevocably guaranteed by
                              H. J. Heinz Company

No. __

                                                                       CUSIP: o

         H. J. Heinz Finance Company, a Delaware corporation (the "Company"), which term includes any successor corporation under the Indenture hereinafter referred to, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of dollars ($ ) on ______________________ at the office or agency of the Company maintained for this purpose in the City of Chicago, Illinois, which shall initially be the corporate trust office of Bank One, National Association, the Trustee under the Indenture hereinafter referred to, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay to the registered holder hereof, as hereinafter provided, interest thereon, in like coin or currency, on ______________ and ______________ of each year, or, if such date is not a Business Day (as defined below), on the next Business Day, commencing ______________ , 20___ at the rate per annum specified below. Interest shall be paid to the persons in whose name this Security is registered on ______________ and ______________ (whether or not a Business Day) immediately preceding such ______________ and ______________ (the "Record Date"). "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

         This Security will bear interest at an annual rate of o% per annum in arrears from the date hereof on said principal amount on each ______________ and ______________, beginning ______________ , 20___, until payment of said principal amount has been made or duly provided for; [if Original Security, insert -- provided, however, that if (i) a registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security pursuant to an exchange offer (the "Exchange Offer") has not been filed with the Securities and Exchange Commission (the "Commission") within ___ days after the Securities have been initially issued as required by the Exchange and Registration Rights Agreement, dated as of ______________ , 20___ by and between the Company, the Guarantor and the Holders from time to time of the Securities (the "Registration Rights Agreement") or, if applicable, a registration statement registering this security resale (the "Shelf Registration Statement") has not been filed as required by the Exchange and Registration Rights Agreement or (ii) such Exchange Registration Statement has not become effective or been declared effective by the Commission within 330 days after the Securities have been initially issued or such Shelf Registration Statement has not become effective on or before the date on which such registration statement is required to become or be declared effective or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the

Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required to be filed is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then special interest ("Special Interest"), in addition to the stated interest on the Securities, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, and at a per annum rate of 0.50% thereafter for the remaining portion of the Default Period. At no time will the aggregate of any such Special Interest described above accrue at an annual rate in excess of 0.50% and Special Interest shall accrue and be payable until such time as no Registration Default is in effect (after which such Special Interest will cease to accrue). Accrued Special Interest, if any, shall be paid semi-annually on each Interest Payment Date and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.] Any accrued and unpaid interest [if Original Security, insert -- (including Special Interest)] on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest [if Original Security, insert -- (including Special Interest)] shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date. Interest on this Security [if Original Security, insert --, with the exception of Special Interest,] shall be computed on the basis of a 360-day year of twelve 30-day months. [if Original Security, insert Following the date on which all Registration Defaults are cured, the accrual of Special Interest will cease.]

         Notwithstanding anything to the contrary herein, neither the Company nor the Guarantor shall be required to pay Special Interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make certain of the representations set forth in, or failed to provide certain of the information required to be provided by it pursuant to the Registration Rights Agreement. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Exchange Offer, (ii) each Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act].

         [If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of __% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

         This Security has initially been issued in the form of a Global Security (as defined on the reverse hereof), and the Company has initially designated The Depository Trust Company ("DTC," which term shall include any successor) as the Depositary for this Security. For as long as this Security or any portion hereof is issued in such form, and notwithstanding the foregoing, all payments of interest, principal and other amounts in respect of this Security or such portion (including payments upon repurchase or redemption referred to on the reverse hereof) shall be made to the Depositary or its nominee in accordance with its applicable procedures, in the coin or currency specified above and as further provided on the reverse hereof.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, the Company has caused this Security to be signed by its duly authorized officer and has caused its corporate seal to be affixed hereunto.

                                            H.J. HEINZ FINANCE COMPANY


                                            By:
                                               -------------------------------
                                               Title:


Attest:

----------------------
Secretary

SECTION 203.   Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of July 6, 2001 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), by and among the Company, the Guarantor and Bank One, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $______________].

         As provided in Article Thirteen of the Indenture, the Guarantor has, for the benefit of the Holders, irrevocably and unconditionally guaranteed the due and punctual payment of all amounts payable by the Company under the Indenture and the Securities as and when the same shall become due and payable. Reference is hereby made to Article [Thirteen] of the Indenture for a statement of the respective rights, limitations of rights, duties and amounts thereunder of the Guarantor and the Trustee.

                  [If Original Securities, insert -- This Security is entitled to the benefits of a Registration Rights Agreement as provided for on the face of this Security and in Section 1010 of the Indenture. The Company may register a security substantially identical to this Security (except that such Security will not contain terms with respect to the payment of Special Interest (as described on the face of this Security) or Transfer Restrictions) pursuant to an Exchange Offer, or in lieu thereof, a Resale Registration Statement.]

                  Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  [if applicable, insert -- The Securities are subject to redemption, as a whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at its address as it appears in the Securities Register, on any date prior to their Stated Maturity at a Redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued interest to the date of redemption or (ii) the sum of the present values of the Remaining Scheduled Payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus [____] basis points, plus accrued interest thereon to the redemption date; provided, however, that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

                  "Treasury Rate" means the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding the redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue

(expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

                  "Comparable Treasury Issue" means the U.S. treasury security selected by an Independent investment banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes. "Independent investment banker" means one of the Reference Treasury Dealers that the Company appoints.

                  "Comparable Treasury Price" means (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) as of the third business day preceding the redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or
(ii) if the release (or any successor release) is not published or does not contain such prices on that business day, (1) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all quotations obtained.

                  "Reference Treasury Dealer" means each of [______________________] (and its successors) and three other nationally recognized investment banking firms that are primary U.S. Government securities dealers specified from time to time by the Company. If, however, any of them ceases to be a primary U.S. Government securities dealer, the Company will substitute another nationally recognized investment banking firm that is such a dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and in each case for settlement on the next business day) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third business day preceding the redemption date.

                  "Remaining Scheduled Payments" means the remaining scheduled payments of the principal and interest (excluding any interest accrued and paid as of the date of redemption) on each Note to be redeemed that would be due after the related redemption date but for such redemption.]

                  [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
........... in any year commencing with the year .... and ending with the year
..... through operation of the sinking fund for this series at the Redemption
Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert - on or after .......], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the
12-month period beginning ...........of the years indicated,


                                     Redemption Price For
                                      Redemption Through    Redemption Price For Redemption
                                       Operation of the          Otherwise Than Through
                          Year           Sinking Fund        Operation of the Sinking Fund
                          ----       --------------------   -------------------------------



and thereafter at a Redemption Price equal to ....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert - Notwithstanding the foregoing, the
Company may not, prior to ......., redeem any Securities of this series as contemplated by [if applicable, insert - Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than.....% per annum.]

                  [If applicable, insert - The sinking fund for this series
provides for the redemption on ......... in each year beginning with the year
...... and ending with the year .... of [if applicable, insert - not less than
$...... ("mandatory sinking fund") and not more than] $...... aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert -, in the inverse order in which they become due].]

                  [If the Security is subject to redemption of any kind, insert
- If the Company is redeeming less than all the Securities, the Trustee will select the particular Notes to be redeemed by lot or by another method the Trustee deems fair and appropriate. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.]

                  Except as described above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.

                  [If applicable, insert paragraph regarding subordination of the Security.]

                  [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

                  In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or repurchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depositary's custodian for the Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.

                  Unless the context otherwise requires, the Original securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

      [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                           [If the Security is an Original Issue Discount
Security, insert-- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest and other amounts due on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $_________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.   Form of Legend for Securities.

         Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms:

         [If Security is a Restricted Security, insert -

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
(3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED, BY THE ACCEPTANCE HEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT. EACH PURCHASER OF THIS SECURITY OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

         [If the Security is a Regulation S Security, insert -

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

         [If the Security is a Global Security, insert -

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY

PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, insert -

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SECTION 205.      Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                BANK ONE, NATIONAL ASSOCIATION,
                                                                     As Trustee


                                                By.............................
                                                             Authorized Officer


SECTION 206.      Form of Guarantee

                        GUARANTEE OF H. J. HEINZ COMPANY

         For value received, H. J. HEINZ COMPANY, a corporation duly organized under the laws of the Commonwealth of Pennsylvania (the "Guarantor"), hereby unconditionally and irrevocably guarantees (the "Guarantee") to and for the benefit of the Holder of the Note (the "Note") upon which this Guarantee is endorsed, being one of the o% Guaranteed Notes due o issued in aggregate principal amount of o (the "Notes") of H. J. Heinz Finance Company, a corporation duly organized under the laws of the State of Delaware (the "Issuer"), all obligations of the Issuer under such Note and under the Indenture with respect to such Note (the "Indenture"), including the due and punctual payment of the principal of (and any amount payable upon redemption, if any) and interest on, any additional interest in respect of and of all other amounts (including interest on defaulted payments to the extent permitted by law) payable in respect of, such Note, when and as the same shall become due and payable, whether at stated maturity, by declaration of acceleration, call for redemption, purchase or otherwise, according to the terms and conditions of the Note and the Indenture. In the case of a failure of the Issuer punctually to make any such payment when and as the same shall become due and payable, the Guarantor hereby agrees to cause such payment to be made at such time as if such payment were made by the Issuer and according to the Terms and conditions of such Note and the Indenture.

         The Guarantor hereby agrees that its obligations hereunder and under the Indenture shall be as if it were principal obligor and not merely surety, and shall be unconditional, irrespective of the validity, regularity or enforceability of such Note or the Indenture or the absence of any action to enforce the same; any creation, exchange, release or non-perfection of any lien on any collateral for all or of any of the Notes; any election by or on behalf of any of the Holders of the Notes in any proceeding, any borrowing or grant of a security interest by the Issuer or the disallowance of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Notes under, or the application of any provision of, any applicable bankruptcy, insolvency, suspension of payments, reorganization or other similar law; or any waiver or consent by or on behalf of the Holder of such Note with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         The Guarantor hereby waives the benefits of diligence, presentment or demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Issuer or any other person or any collateral, any filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of (or any amount payable upon redemption, if any) or interest on such Note or of any Special Interest or other amount (including such Special Interest) in respect of such Note, whether at stated maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by or on behalf of the Holder of such Note directly against the Guarantor to enforce this Guarantee without first proceeding against the Issuer. The Guarantor agrees that if, after the occurrence and during the continuance of an event of default applicable to the Notes, any of the Holders, or any representatives thereof, are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes or to enforce or exercise any other right or remedy with respect to the Notes, the Guarantor shall pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by any of the Holders or their representatives.

         The Guarantor hereby irrevocably waives (i) any right to which it may be entitled in connection with any obligation to sue the Issuer prior to a claim being made against the Guarantor hereunder and (ii) any right to which it may be entitled to have the assets of the Issuer first be used as payment of the Issuer's or the Guarantor's obligations under the Note or this Guarantee, respectively, prior to any amounts being claimed from or paid by the Guarantor hereunder.

         This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer in bankruptcy or for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and any amount payable upon redemption, if any) and interest on, and of all Special Interest and other amounts (including as aforesaid) payable in respect of the Note upon which this Guarantee is endorsed.

         The Guarantor shall be subrogated to all rights of the Holder of such Note against the Issuer in respect of any amounts paid by the Guarantor on account of such Note pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and any amount payable upon redemption, if any) and interest on, and of all Special Interest and other amounts (including as aforesaid) payable in respect of, such Note and all the other Notes shall have been irrevocably paid in full.

         The Guarantor agrees to pay to the Holder of the Note upon which this Guarantee is endorsed on demand all reasonable out-of--pocket expenses (including reasonable fees and expenses of counsel) incurred by such Holder that in any way relate to the enforcement of the rights of such Holder under this Guarantee; provided that the Guarantor shall not be liable for any such expenses if (i) no payment under this Guarantee is due or (ii) the Guarantor shall not have received such documentation of such expenses as it may reasonably require.

         The Guarantor hereby makes, for the benefit of the Holder of the Note upon which this Guarantee is endorsed, the covenants and agreements applicable to it set forth in the Indenture, all of which shall be enforceable by the Holder of such Security, subject to the Terms and conditions and the terms of the Indenture, directly against the Guarantor.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee (or an authenticating agent) under the Indenture.

         All capitalized terms used in this Guarantee shall have the meanings assigned to them in the Note upon which this Guarantee is endorsed or in the Indenture referred to in such Security.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and its corporate seal to be affixed hereto.

                                                            H. J. HEINZ COMPANY
                                                                   As Guarantor


                                           By: ................................


                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 301.      Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates on which the principal of any Securities of the series is payable;

         (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

         (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

         (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

         (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof or at the option of any remarketing dealer and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

         (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

         (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

         (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

         (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

         (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

         (15) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective

         Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

         (16) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

         (17) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

         (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

SECTION 302.      Denominations.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.      Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, its President, a Vice President, or its Treasurer under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and the Guarantor to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

         (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

         (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

         (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.      Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company and the Guarantor may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305. Registration, Registration of Transfer and Exchange; Certain Transfers and Exchanges.

         (a) Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

         (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

         (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause
(b)(i) and Clause (b)(iv) below and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount.

         (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Security Registrar of
(A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during a Restricted Period, a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount. If transfers under this Clause (b)(ii) occur after a Restricted Period, no Restricted Securities Certificates will be required.

         (iii) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 305(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, then the Security Registrar shall have received a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the transferor Holder of his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security (subject in every case to Section 305(c)).

         (iv) Regulation S Global Security to be Held Through Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in a Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account, provided that this Clause (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

         (v) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security or a Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(v) and Clause (b)(iv) above and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) such Security as provided in Section 305(a) and instructions satisfactory to the Security Registrar and the Trustee directing that a beneficial interest in a Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in a Regulation S Global Security, in either case satisfactory to the Security Registrar and the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(iv) above, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount, both as provided in Section 305(a).

         (c) Securities Act Legends. Restricted Securities and their Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

         (i) subject to the following Clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

         (ii) subject to the following Clauses of this Section 305(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided, that, if such new Security is required pursuant to Section 305(b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

         (iii) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Security Registrar has received an Unrestricted Securities Certificate, satisfactory to the

Security Registrar and Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

         (iv) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

         (v) notwithstanding the foregoing provisions of this Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.      Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest (including any Special Interest) on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.      Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

SECTION 309.      Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.      Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                   (A) all Securities theretofore authenticated and delivered
              (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                   (i)     have become due and payable, or

                   (ii) will become due and payable at their Stated Maturity within one year, or

                   (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

         (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                 ARTICLE FIVE
                                    remedies

SECTION 501.      Events of Default.

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee or to the Company or the Guarantor, as the case may be, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or
         (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable

         Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action;

         (7) any other Event of Default provided with respect to Securities of that series; or

         (8) The Guarantor shall contest the validity of or the enforceability of the Guarantee or any obligation of the Guarantor under the Guarantee shall not be (or is claimed by the Guarantor not to be) in full force and effect.

SECTION 502.        Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee, the Company and the Guarantor if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501 (6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

               (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.      Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

         The Company covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Guarantee or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.      Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company, the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505.      Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.      Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607; and

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.


SECTION 507.      Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Guarantee, or for the appointment of a receiver or trustee, or for any other remedy hereunder or under the Guarantee, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section
307) interest and any other amounts on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, including under the Guarantee, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein or in the Guarantee conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.      Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.      Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of or any premium or interest or other amounts payable on any Security of such series, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or the Guarantee , or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

SECTION 515.      Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.      Notice of Defaults.

         If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.      Certain Rights of Trustee.

         Subject to the provisions of Section 601:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.      Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as applicable, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Guarantee or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.      May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.        Compensation and Reimbursement.

         The Company agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The provisions of this Section shall survive the resignation or removal of the Trustee and the satisfaction and discharge of the Indenture.

SECTION 608.      Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 609.      Corporate Trustee Required; Eligibility.

         There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, and has a combined capital and surplus of at least $50,000,000 . If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      Resignation and Removal; Appointment of Successor.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.      Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver a written instrument wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such written instrument the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.      Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.      Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company, the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

SECTION 614.      Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall give notice of such appointment in the manner provided in
Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 BANK ONE, NATIONAL ASSOCIATION
                                                                     As Trustee


                                                      By.......................
                                                        As Authenticating Agent


                                                      By.......................
                                                             Authorized Officer


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

         (1) semi-annually, not more than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such semi-annual date as the case may be, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list need be furnished.

SECTION 702.      Preservation of Information; Communications to Holders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.      Reports by Trustee.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission with the Company and with the Guarantor. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.      Reports by Company and the Guarantor.

         The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.      Company or Guarantor May Consolidate, Etc.,
                  Only on Certain Terms.

         Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (1) the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by sale, conveyance, transfer or lease the properties and assets of the Company or the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

         (2) the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by sale, conveyance, transfer or lease the properties and assets of the Company or the Guarantor substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest and other amounts payable, if any, on all the Securities and the performance of every covenant of this Indenture or the Guarantee on the part of the Company or the Guarantor to be performed or observed;

         (3) immediately after giving effect to such transaction, and treating any indebtedness which becomes an obligation of the Company or the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Company or the Guarantor or such Subsidiary at the time of such transaction no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

         (4) the Company or the Guarantor has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, sale, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.      Successor Substituted.

         Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture or the Guarantee with the same effect as if such successor Person had been named as the Company as the case may be herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

SECTION 901.      Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantee, as the case may be; or

         (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

         (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

         (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

         (6) to secure the Securities pursuant to the requirements of Section 1004 or otherwise; or

         (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

         (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902.      Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company , the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of or terms of purchase of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section, Section 513 or
         Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture and the Guarantee cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1009, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.      Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.      Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN
                                   COVENANTS

SECTION 1001.     Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest and other amounts payable, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture. The Guarantor covenants that it will, as and when any amounts are due hereunder or under any Security, duly and punctually pay such amounts as provided in the Guarantee.

SECTION 1002.     Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture or the Guarantee may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.     Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.     Restrictions on Secured Debt.

         The Guarantor covenants and agrees for the benefit of each series of Securities, other than any series established by or pursuant to a Board Resolution, Officer's Certificate or in one or more supplemental indentures hereto which specifically provides otherwise, that it will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (loans, and notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Section 1004 called "Debt"), secured after the date hereof by pledge of, or mortgage or lien on, any Principal Property of the Guarantor or any Restricted Subsidiary or any shares of Capital Stock of or Debt of any Restricted Subsidiary (mortgages, pledges and liens being hereinafter in this Section 1004 called "Mortgage" or "Mortgages"), without effectively providing that the Securities, other than Securities of a series not entitled to the benefits of this covenant (together with, if the Guarantor shall so determine, any other Debt of the Guarantor or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt would not exceed 10% of Consolidated Net Assets; provided, however, that this Section 1004 shall not apply to, and there shall be excluded from secured Debt in any computation under this Section 1004, Debt secured by:

         (1) Mortgages on property of, or on any shares of Capital Stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

         (2) Mortgages in favor of the Guarantor or any Restricted Subsidiary;

         (3) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

         (4) Mortgages on property, shares of Capital Stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 360 days after the later of the acquisition of such property, shares of Capital Stock or Debt or the completion of construction for the purpose of financing all or any part of the purchase price thereof or construction thereon;

         (5) Mortgages securing obligations issued by a State, territory or possession of the United States, any political subdivision of any of the foregoing, or the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103 (a) (1) of the Internal Revenue Code (or any successor to such provision or any other similar statute of the United States) as in effect at the time of the issuance of such obligations;

         (6) Mechanics', materialmen's, carriers' or other like liens arising in the ordinary course of business (including construction of facilities) in respect of obligations which are not due or which are being contested in good faith;

         (7) Any mortgage arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulations, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege, franchise or license;

         (8) Mortgages for taxes, assessments or governmental charges or levies not yet delinquent, or mortgages for taxes, assessments or governmental charges or levies already delinquent but the validity of which is being contested in good faith;

         (9) Mortgages (including judgment liens) arising in connection with legal proceedings so long as such proceedings are being contested in good faith and, in the case of judgment liens, execution thereon is stayed;

         (10) Mortgages existing at the date of this Indenture; and

         (11) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any mortgage referred to in the foregoing clauses (1) to (10), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

SECTION 1005.     Statement by Officer as to Default.

         The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, complying with Section 314(a)(4) of the Trust Indenture Act, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture or the Guarantee (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1006.     Existence.

         Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1007.     Maintenance of Properties.

         The Guarantor will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Guarantor, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1008.     Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1009.     Waiver of Certain Covenants.

         Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(17), 901(2) or 901(7) for the benefit of the Holders of such series or in Section 1004 or 1007, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1010.     Registration Rights.

         Each of the Company and the Guarantor agrees that the Holders of Original Securities are entitled to the benefits of the Registration Rights Agreement, and each of the Company and the Guarantor covenants that it will perform or cause to be performed all duties and obligations arising thereunder. Other than the payment of Special Interest, the rights and remedies of the Holders for a breach of this Section 1010 are set forth in the Registration Rights Agreement. This Section 1010 shall not apply to Exchange Securities.

                                ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.     Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities and in the form of Security contemplated by Article Two) in accordance with this Article.

SECTION 1102.     Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series

(including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, the Redemption Price; including reasonable detail as to its computation, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1103.     Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.     Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

         (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105.     Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.     Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.     Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE
                                 SINKING FUNDS

SECTION 1201.     Applicability of Article

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

         The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.     Redemption of Securities for Sinking Fund

         Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                               ARTICLE THIRTEEN
                          GUARANTEE OF THE SECURITIES

SECTION 1301.     Guarantee.

         Subject to the provisions of this Article Thirteen, the Guarantor hereby unconditionally guarantees, on an unsecured basis, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantor to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of (and premium, if any) and interest on the Securities (including any Special Interest, Defaulted Interest and other amounts, if any, payable) will be duly and punctually paid in full when due, whether at maturity, by acceleration, call for redemption, purchase or otherwise, and all obligations of the Company or the Guarantor to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 607 hereof) or under the Securities (including fees, expenses or other disbursements) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, purchase or otherwise (all such obligations guaranteed by the Guarantor, the "Guaranteed Obligations"). The guarantees of the Guarantor under this Article Thirteen are herein referred to as the "Guarantee". Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, the Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee the Holders of Securities or the Trustee to accelerate the obligations of the Guarantor hereunder in the same manner and to the same extent as the obligations of the Company.

         The Guarantor agrees to pay any and all fees and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under this Article Thirteen with respect to the Guarantor.

         Without limiting the generality of the foregoing, this Guarantee guarantees, to the extent provided herein, the payment of all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company under this Indenture or the Securities but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

         No stockholder, officer, director, employee or incorporator, past, present or future, of any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

SECTION 1302.     Execution and Delivery of Guarantee.

         The Guarantee to be endorsed on the Securities shall include the terms of the Guarantees set forth in this Article Thirteen and any other terms that may be set forth in the form established pursuant to Section 206. The Guarantor hereby agrees to execute the Guarantee in the form established pursuant to
Section 206, to be endorsed on each Security authenticated and delivered by the Trustee.

         The Guarantee shall be executed on behalf of the Guarantor by an Officer of the Guarantor. The signature of such Officer on the Guarantee may be manual or facsimile.

         A Guarantee bearing the manual or facsimile signature of an individual who was at any time the proper officer of the Guarantor shall bind the Guarantor, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such office at the date of such Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its respective Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

SECTION 1303.     Obligations of the Guarantor Unconditional.

         Nothing contained in this Article Thirteen or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Guarantor and the Holders and the Trustee, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders and the Trustee the principal of (and premium, if any) and interest (including Special Interest, Defaulted Interest and other amounts, if any, payable) on the Securities (and to the Trustee amounts due under Section 607) as and when the same shall become due and payable in accordance with the provisions of this Guarantee, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of any Guarantor hereunder:

         (a) the lack of validity, regularity or enforceability of this Indenture or the Securities with respect to the Company or the agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Indenture;

         (c) any amendment or modification of or deletion from or addition or supplement to or other change in the Guarantee, the Indenture or the Securities or any other instrument or agreement applicable to any of the parties to the Guarantee, the Indenture or the Securities;

         (d) any furnishing or acceptance of any security or any guarantee or other liability of any Subsidiary or any other party, or any release of any security or any guarantee or other liability of any Subsidiary or any other party, for the Guarantee Obligations, or the failure of any security or any guarantee or other liability of any Subsidiary or any other party or the failure of any Person to perfect any interest in any collateral;

         (e) any failure, omission or delay on the part of the Company, to conform or comply with any term of the Indenture or the Securities or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to the Guarantor or the Trustee of the occurrence of an Event of Default;

         (f) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in the Guarantee, the Indenture or the Securities, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of the Guarantee, the Indenture or the Securities or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

         (g) any failure, omission or delay on the part of the Trustee or any Holder of Securities to enforce, assert, exercise or continue exercising any right, power or remedy conferred on it in the Guarantee or the Indenture, or any such failure, omission or delay on the part of the Trustee or any Holder of Securities in connection with the Guarantee, the Indenture or the Securities, or any other action on the part of the Trustee or any Holder of Securities;

         (h) the assignment of any right, title or interest of the Trustee or any Holder in this Indenture or the Securities to any other Person;

         (i) any voluntary or involuntary bankruptcy, insolvency, suspension of payments, reorganization, arrangement, readjustment, assignment for the benefit of creditors, receivership, liquidation or similar proceedings with respect to the Company, the Guarantor or any other Person or any of their respective properties or creditors, or any action taken by any trustee, receiver or sindico or by any court in any such proceeding;

         (j) any limitation on the liability or obligations of the Company or any other Person under the Guarantee, the Indenture or the Securities, or any partial discharge, cancellation or unenforceability of the Guarantee, the Indenture or the Securities or any other agreement or instrument referred to in paragraph (c) above or any term hereof, to the extent not mutually agreed upon by the parties hereto;

         (k) any merger or consolidation of the Company or the Guarantor into or with any other corporation or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other Person;

         (l) any change in the ownership of any shares of capital stock of the Guarantor, or any change in the corporate relationship between the Company and the Guarantor, or any termination of such relationship, or any change in the corporate existence, structure, or ownership of the Company;

         (m) any release or discharge, by operation of law, of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in the Guarantee, the Indenture or the Securities;

         (n) any action, failure, omission or delay on the part of the Trustee or any Holder of Securities that may impede any Guarantor from acquiring or subrogating such Holder's or Trustee's rights or benefits; or

         (o) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance that might otherwise constitute a legal defense or discharge of the liabilities of the Guarantor or that might otherwise limit recourse against the Guarantor; it being the intent of the Guarantor that its obligations hereunder shall not be discharged except by payment of all amounts owing pursuant to this Indenture or the Securities.

         The Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance with respect to any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Trustee, any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment or performance had not been made or occurred. In the event that any payment, or any part thereof, is rescinded or must otherwise be returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded or returned. The obligations of the Guarantor under the Guarantee shall not be subject to reduction, termination or other impairment by any set-off, recoupment, counterclaim or defense or for any other reason.

SECTION 1304.     Waivers.

         The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

         (a) promptness, demand for payment, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guarantee Obligations and the Guarantee;

         (b) any requirement that the Trustee, any Holder or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right, sue or take any action against the Company or any other Person, or obtain any relief pursuant to this Indenture or pursue any other available remedy prior to making a claim against any Guarantor hereunder;

         (c) filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever;

         (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee or any Holder that in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights or other rights to proceed against the Company or any other Person;

         (e) any right to which it may be entitled to have the assets of the Company first be used as payment of the Company's or the Guarantor's obligations hereunder prior to any amounts being claimed from or paid by such Guarantor hereunder;

         (f) any duty on the part of the Trustee or any Holder to disclose to such Guarantor any matter, fact or thing relating to the business, operation or condition of the Company and its assets now known or hereafter known by the Trustee or such Holder; or

SECTION 1305.     Waiver of Subrogation and Contribution.

         The Guarantor hereby irrevocably waives any claim or other right that it may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Trustee or any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or Security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 1305 is knowingly made in contemplation of such benefits.

         The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranteed Obligations until payment in full of all Guaranteed Obligations. The Guarantor further agrees that, as between itself, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of the Guarantee Obligations as provided in Article Five hereof, the Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of this Guarantee.

SECTION 1306.     Certain Agreements.

         The Guarantor covenants and agrees that, as a condition to the acceptability of the Guarantee to the Trustee and the Holders, it will:

         (a) preserve and maintain its existence, rights (contractual and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any right or franchise if the board of directors of the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and the loss thereof is not disadvantageous in any material respect to the Guarantor or such Holders; and

         (b) not consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person whether or not affiliated with the Guarantor unless:

                  (i) the Person formed by or surviving any such consolidation, unless such successor entity is the Company or the Guarantor, unconditionally assumes all the obligations of the Guarantor, pursuant to a supplemental indenture in form and substance satisfactory to the Trustee, under the Securities, the Indenture and the Guarantee on the terms set forth herein or therein; and

                  (ii) immediately after giving effect to such transaction, no default or Event of Default exists.

         Any such consolidation, merger, sale, lease or conveyance is subject to the condition that the Trustee receive an Officer's Certificate of the Guarantor and an Opinion of Counsel to the effect that the merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

         In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as the Guarantor. Such Guarantor's Guarantee shall in all respects have the same legal rank and benefit under this Indenture theretofore and thereafter issued in accordance with the terms of this Indenture as though such Guarantee had been issued at the date of the execution hereof.

SECTION 1307.     No Waiver; Cumulative Remedies.

         No failure on the part of the Trustee or any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Trustee and the Holders shall have all of the rights and remedies granted in this Indenture and available at law or in equity, and these same rights and remedies may be pursued separately, successively or concurrently against the Company or the Guarantor.

SECTION 1308.     Continuing Guarantee.

         The Guarantee is a continuing guarantee and, except as otherwise provided herein, shall (a) remain in full force and effect until the satisfaction of the Guaranteed Obligations, (b) be binding upon the Guarantor and (c) inure to the benefit of and be enforceable by the Trustee, the Holders and their successors, transferees and assigns.

                               ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.     Company's Option to Effect Defeasance or Covenant Defeasance.

         The Company may elect, at its option at any time, to have Section 1402 or Section 1403 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1402 or 1403, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1402.     Defeasance and Discharge.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1403 applied to such Securities.

SECTION 1403.     Covenant Defeasance.

         Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company and the Guarantor shall be released from their obligations under Sections 1004 and 1007 and any covenants provided pursuant to Section 301(17), 901(2) or 901(7) for the benefit of the Holders of such Securities, and (2) the occurrence of any event specified in Sections 501(4) (with respect to any of Sections 1004 and 1007 and any such covenants provided pursuant to
Section 301(17), 901(2) or 901(7)), and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in
Section 1404 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1404.     Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to the application of Section 1402 or Section 1403 to any Securities or any series of Securities, as the case may be:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         (2) In the event of an election to have Section 1402 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

         (3) In the event of an election to have Section 1403 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

         (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

         (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

         (9) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1406, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1404 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1406.      Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1402 or 1403 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1405 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

         IN WITNESS Whereof, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                                H.J. HEINZ FINANCE COMPANY,
                                                     as Issuer


                                                By /s/ Leonard A. Cullo, Jr.
                                                  -----------------------------


                                                H. J. HEINZ COMPANY,
                                                      as Guarantor


                                                By /s/ Leonard A. Cullo, Jr.
                                                  -----------------------------


                                                BANK ONE, NATIONAL ASSOCIATION,
                                                      as Trustee


                                                By /s/ Keith Richardson
                                                  -----------------------------

                                                              ANNEX A - Form of
                                                       Regulation S Certificate


                            REGULATION S CERTIFICATE

                 (For transfers pursuant toss.305(b)(i) and (v)
                               of the Indenture)


Bank One, National Association
1 Bank One Plaza
Chicago, Illinois  60670-0126


Re: [Insert Title of Securities] of H.J. Heinz Finance Company
    (the "Securities")

         Reference is made to the Indenture, dated as of July 6, 2001 (the "Indenture"), between H.J. Heinz Finance Company (the "Company"), H. J. Heinz Company (the "Guarantor") and Bank One, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $__________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ________________________

                  CERTIFICATE No(s). __________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

         (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904;

          (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

          (B) the offer of the Specified Securities was not made to a person in the United States;

          (C) either:

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

          (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

          (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

          (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.


         Dated:
                           --------------------------
                           (Print the name of the Undersigned,
                           as such term is defined in the
                           second paragraph of this certificate.)



                  By:
                           --------------------------
                           Name:
                           Title:

         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                   ANNEX B - Form of Restricted
                                                         Securities Certificate


                       RESTRICTED SECURITIES CERTIFICATE

             (For transfers pursuant toss.305(b)(ii), (iii) and (v)
                               of the Indenture)


Bank One, National Association
1 Bank One Plaza
Chicago, Illinois  60670-0126

Re: [Insert Title of Securities] of H.J. Heinz Finance Company
    (the "Securities")

         Reference is made to the Indenture, dated as of July 6, 2001 (the "Indenture"), between H.J. Heinz Finance Company (the "Company"), H. J. Heinz Company (the "Guarantor") and Bank One, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $ ___________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ________________________

                  CERTIFICATE No(s). __________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by the Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

         (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

          (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

          (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

         (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.




         Dated:
                           --------------------------
                           (Print the name of the Undersigned,
                           as such term is defined in the
                           second paragraph of this certificate.)


                  By:
                           --------------------------
                           Name:
                           Title:


         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX C - Form of Unrestricted
                                                         Securities Certificate

                      UNRESTRICTED SECURITIES CERTIFICATE


 (For removal of Securities Act Legends pursuant toss.305(c) of the Indenture)

Bank One, National Association
1 Bank One Plaza
Chicago, Illinois  60670-0126


Re: [Insert Title of Securities] of H.J. Heinz Finance Company
    (the "Securities")

         Reference is made to the Indenture, dated as of July 6, 2001 (the "Indenture"), between H.J. Heinz Finance Company (the "Company"), H. J. Heinz Company (the "Guarantor") and Bank One, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.


         Dated:
                           --------------------------
                           (Print the name of the Undersigned,
                           as such term is defined in the
                           second paragraph of this certificate.)


                  By:
                           --------------------------
                           Name:
                           Title:

         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)


                                      C-2